Northwestern Mutual Series Fund, Inc.
High Yield Bond Portfolio
Supplement Dated July 1, 2026, to the
Summary Prospectus for the High Yield Bond Portfolio Dated May 1, 2026
The following information supplements the Summary Prospectus for the High Yield Bond Portfolio (the “Portfolio”) of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2026, as may be supplemented. You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – High Yield Bond Portfolio
Mark E. Durbiano, Senior Portfolio Manager and Senior Vice President of Federated Investment Management Company, has announced his plans to retire. As a result, he will no longer serve as a portfolio manager for the Portfolio effective December 31, 2026 (the “Effective Date”).
Accordingly, as of the Effective Date, the “Portfolio Manager” information set forth in the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:  Kathryn Glass, CFA, Senior Portfolio Manager and Senior Vice President of Federated, has been with Federated since 1999 and has managed the Portfolio since 2024.
Thomas Scherr, CFA, Portfolio Manager and Vice President of Federated, has been with Federated since 2006 and has managed the Portfolio since 2024.
Randal Stuckwish, CFA, Portfolio Manager and Vice President of Federated, has been with Federated since 2013 and has managed the Portfolio since 2024.”
Please retain this Supplement for future reference.